UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2022

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (734) 335-0468

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2022. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement for the 2022 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”), are as follows:

Proposal 1 – The Company’s stockholders elected the five directors nominated by the Company’s Board of Directors to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
Francois Michelon	15,067,232.74	2,073,923	15,380,274
Louis J. Basenese	12,965,307.74	4,175,848	15,380,274
Anthony DiGiandomenico	15,259,008.74	1,882,147	15,380,274
Michael Harsh	15,265,222.74	1,875,933	15,380,274
Alexander Tokman	15,338,194.74	1,802,961	15,380,274

Proposal 2 – The Company’s stockholders did not approve the amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 shares to 130,000,000 shares. The proposal failed to receive the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon (as described in the Proxy Statement). The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
24,706,703.74	7,733,860	80,866	0

Proposal 3 – The Company’s stockholders ratified the appointment of RBSM LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
30,698,793.74	1,366,700	455,936	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
June 23, 2022
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer

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